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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 15, 2003


                     Merrill Lynch Mortgage Investors, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-47270                   33-3416059
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

   4 World Financial Center
       New York, New York                                          10281
       ------------------                                          -----
(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
           OFFICES)


Registrant's telephone number, including area code, is (212) 449-1000







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


                                       -2-


Item 5.  Other Events.
         ------------


                  The Registrant plans a series of certificates, entitled Mortgage Pass-Through Certificates, MLMI Series 2003-A3 (the "Certificates"), to be issued pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2003, between the Registrant as seller and Wells Fargo Bank Minnesota, National Association, as master servicer, securities administrator and trustee.

         Collateral Term Sheets

                  The Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term information relating the Mortgage Loans or other assets of the Trust Fund.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                          ITEM 601(A) OF
                          REGULATION S-K
      EXHIBIT NO.          EXHIBIT NO.                    DESCRIPTION
      -----------          -----------                    -----------

           1                    99                Collateral Term Sheets (as
                                                  defined in Item 5) that have
                                                  been provided by the
                                                  Underwriter to certain
                                                  prospective purchasers of
                                                  Mortgage Pass-Through
                                                  Certificates, MLMI Series
                                                  2003-A3 (filed in paper
                                                  pursuant to the automatic SEC
                                                  exemption pursuant to Release
                                                  33-7427, August 7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              MERRILL LYNCH MORTGAGE INVESTORS,
                                              INC.

                                              By: /s/:  John Winchester
                                                  -----------------------------
                                              Name:     John Winchester
                                              Title:


Dated: May 15, 2003

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Preliminary Collateral          Filed Manually
                                                                  Term Sheet